                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           MEDALLION FINANCIAL CORP.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
  (5)  Total fee paid:

       -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

       -------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------
  (3)  Filing Party:

       -------------------------------------------------------------------------
  (4)  Date Filed:

       -------------------------------------------------------------------------

                           MEDALLION FINANCIAL CORP.
                        437 Madison Avenue, 38th Floor
                           New York, New York 10022

                                                                 April 30, 2002

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of Medallion Financial Corp. (the "Company") to be held on June 11, 2002, at 10:00 a.m., Eastern Standard Time, at the Harmonie Club located at 4 East 60th Street, New York, New York 10022. This year we are asking you to elect two directors of the Company to serve until the 2005 Annual Meeting of Stockholders and to approve the amendment and restatement of the Company's Amended and Restated 1996 Stock Option Plan, to increase the number of shares reserved for issuance thereunder from 1,500,000 to 2,250,000. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE TWO NOMINEES AND THE PROPOSAL.

   At the Annual Meeting, the Board of Directors will also report on the Company's affairs and a discussion period will be provided for questions and comments. The Board of Directors appreciates and encourages stockholder participation.

   Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and promptly return the enclosed proxy in the enclosed postage prepaid envelope in order to make certain that your shares will be represented at the Annual Meeting.

   Thank you for your cooperation.

                                          Sincerely,

                                          /s/ Alvin Murstein

                                          Alvin Murstein
                                          Chairman of the Board of Directors
                                            and Chief Executive Officer

                           MEDALLION FINANCIAL CORP.
                        437 Madison Avenue, 38th Floor
                           New York, New York 10022
                                (212) 328-2100

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 11, 2002

                               -----------------

   The Annual Meeting of Stockholders (the "Annual Meeting") of Medallion Financial Corp. (the "Company") will be held at the Harmonie Club located at 4 East 60th Street, New York, New York 10022 on June 11, 2002 at 10:00 a.m., Eastern Standard Time, to consider and act upon the following matters:

      1. To elect two directors to serve until the 2005 Annual Meeting of Stockholders;

      2. To approve the amendment and restatement of the Company's Amended and Restated 1996 Stock Option Plan (the "Plan"), to increase the number of shares reserved for issuance thereunder from 1,500,000 to 2,250,000; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Only stockholders of record at the close of business on April 19, 2002 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the meeting during regular business hours at the Company's principal offices located at the address listed above. All stockholders are cordially invited to attend the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Marie Russo
                                          Marie Russo,
                                          Secretary

New York, New York
April 30, 2002

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY OR VOTER INSTRUCTION CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY OR VOTER INSTRUCTION CARD IS MAILED IN THE UNITED STATES. STOCKHOLDERS WHO SIGN AND RETURN A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                      2002 ANNUAL MEETING OF STOCKHOLDERS

                 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS......................................   1
VOTING SECURITIES AND VOTES REQUIRED....................................................   1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING..................   2
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............................   6
PROPOSALS TO BE VOTED ON................................................................   9
   Proposal Number One Election of Class III Directors..................................   9
   Proposal Number Two Amendment and Restatement of the Amended and Restated 1996 Stock
     Option Plan........................................................................  12
OTHER MATTERS OF BUSINESS...............................................................  16
   Board and Committee Meetings.........................................................  16
   Directors' Compensation..............................................................  16
   Certain Transactions.................................................................  17
DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY.........................................  17
   Officers Who Are Not Directors.......................................................  17
   Compensation of Directors and Executive Officers.....................................  19
   Summary Compensation Table...........................................................  19
   Option Grants In the Last Fiscal Year................................................  20
   Aggregated Option Exercises and Fiscal Year-End Option Values........................  20
   Employment Agreements................................................................  21
REPORT OF THE BOARD OF DIRECTORS AS TO COMPENSATION MATTERS.............................  22
   Compensation Committee...............................................................  22
   Compensation Philosophy..............................................................  22
   Executive Compensation Program.......................................................  22
   Base Salary and Cash Bonus...........................................................  22
   Equity Ownership.....................................................................  23
   Non-employee Directors Stock Option Plan.............................................  23
   401(k) Plan..........................................................................  24
   Alvin Murstein's 2001 Compensation...................................................  24
   Compliance With Internal Revenue Code Section 162(M).................................  25
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.............................  26
STOCK PERFORMANCE GRAPH.................................................................  26
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.................................  27
INDEPENDENT PUBLIC ACCOUNTANTS..........................................................  28
   Audit Fees...........................................................................  28
   Audit Related Fees...................................................................  28
   Financial Information Systems Design and Implementation Fees.........................  28
   All Other Fees.......................................................................  28
OTHER INFORMATION.......................................................................  29
   Section 16(A) Beneficial Ownership Reporting Compliance..............................  29
   Miscellaneous........................................................................  29
FORM 10-K...............................................................................  29
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS........................................  29
Appendix A (Edgar Filing Only) ......................................................... A-1
Appendix B (Edgar Filing Only) ......................................................... B-1

                           MEDALLION FINANCIAL CORP.
                        437 Madison Avenue, 38th Floor
                           New York, New York 10022
                                (212) 328-2100

                               -----------------

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                 June 11, 2002

                               -----------------

   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on June 11, 2002 (the "Annual Meeting") and at any adjournment of the Annual Meeting. The purposes of the Annual Meeting are set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Harmonie Club located at 4 East 60th Street, New York, New York 10022. The date of the mailing of this proxy statement and accompanying proxy is on or about May 3, 2002. All shares of common stock will be voted in accordance with the stockholders' instructions.

   Stockholders are entitled to one vote per share on all matters voted upon at the Annual Meeting. Stockholders do not have the right to cumulate their votes for directors. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of common stock outstanding on April 19, 2002 will constitute a quorum. If the accompanying proxy is properly signed and timely returned to American Stock Transfer & Trust Company and not revoked, it will be voted in accordance with the instructions contained therein.

   Unless contrary instructions are given, the persons designated as proxy holders on the accompanying proxy card will vote: (i) "FOR" the Board of Director's nominees; (ii) "FOR" the proposal to amend the Plan; and (iii) if any other matters properly come before the Annual Meeting in accordance with their best judgment on such matters. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038. The powers of the proxy holder with respect to a particular proxy will be suspended if the person executing that proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy. Stockholders have no dissenters' rights of appraisal in connection with any matter being presented at the Annual Meeting.

                     VOTING SECURITIES AND VOTES REQUIRED

   On April 19, 2002, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 18,242,035 shares of common stock of the Company, $.01 par value per share (the "Common Stock"). Stockholders are entitled to one vote per share.

   The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall be necessary to constitute a quorum for the transaction of business. Abstentions and "broker non-votes" will be considered as present for quorum purposes but will not be counted as votes cast. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage or a plurality of the votes cast or shares voting on a matter.

   The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

              QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
                              THE ANNUAL MEETING

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of the Company is providing these proxy materials for you in connection with the Company's Annual Meeting of Stockholders, which will take place on June 11, 2002. As a stockholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2001 Annual Report, including our full 2001 consolidated financial statements, are also enclosed.

Q: WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A: There are two proposals scheduled to be voted on at the Annual Meeting:

  .   The election of two directors; and

  . The amendment and restatement of the Plan, to increase the number of shares reserved for issuance thereunder from 1,500,000 to 2,250,000.

Q: WHAT IS THE COMPANY'S VOTING RECOMMENDATION?

A: Our Board of Directors recommend that you vote your shares "FOR" the proposals listed above.

Q: WHAT SHARES CAN I VOTE?

A: All shares owned by you as of the close of business on April 19, 2002, the RECORD DATE, may be voted by you. These shares include (1) shares held directly in your name as the STOCKHOLDER OF RECORD, including shares purchased through the Company's Dividend Reinvestment Plan and (2) shares held for you as the BENEFICIAL OWNER through a stockbroker or bank or shares purchased through the Company's 401(k) Investment Plan.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND
   AS A BENEFICIAL OWNER?

A: Most of the Company's stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

   STOCKHOLDER OF RECORD

   If your shares are registered directly in your name with the Company's transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the STOCKHOLDER OF RECORD, and these proxy materials are being sent directly to you by the Company. As the STOCKHOLDER OF RECORD, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting. The Company has enclosed a proxy for you to use.

   BENEFICIAL OWNER

   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the BENEFICIAL OWNER of shares held IN STREET NAME, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the STOCKHOLDER

   OF RECORD. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the STOCKHOLDER OF RECORD, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the STOCKHOLDER OF RECORD may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

   EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING. SHARES HELD IN STREET NAME MAY BE VOTED IN PERSON BY YOU ONLY IF YOU OBTAIN A SIGNED PROXY FROM THE RECORD HOLDER GIVING YOU THE RIGHT TO VOTE THE SHARES.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

   BY MAIL--You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by delivery of a written revocation to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposal, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. Our Board of Directors recommends that you vote your shares "FOR" the proposals.

Q: WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares present in person or represented by proxy and entitled to be voted. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

   Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because
   (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: Approval of the nominees requires the affirmative vote of the holders of a plurality of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

   Approval of the other proposal requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

   If you are a BENEFICIAL OWNER and do not provide the STOCKHOLDER OF RECORD with voting instructions, your shares may constitute BROKER NON-VOTES, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?" below.

   In tabulating the voting results for the election of directors and the proposal, shares that constitute BROKER NON-VOTES will have no effect on the outcome of the election.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
   CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2002.

Q: WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q: WHAT CLASSES OF SHARES ARE ENTITLED TO BE VOTED?

A: Each share of our Common Stock outstanding as of the close of business on April 19, 2002, the RECORD DATE, is entitled to vote on all items being voted upon at the annual meeting. On the RECORD DATE, we had approximately 18,242,035 shares of Common Stock issued and outstanding.

Q: WHO WILL COUNT THE VOTES?

A: A representative of American Stock Transfer & Trust Company, the Company's transfer agent, will tabulate the votes and act as the inspector of election.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements,
   (2) to allow for the tabulation of votes and certification of the vote, or
   (3) to facilitate a successful proxy solicitation by our Board of Directors. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to the Company's management.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information, as of March 28, 2002, regarding the ownership of the Company's Common Stock by (i) the persons known by the Company to own more than five percent of the outstanding shares, (ii) all directors and nominees of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission") and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 28, 2002 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

                                                               Percentage of     Dollar Range of
                                           Shares of Common        Common       Equity Securities
                                          Stock Beneficially Stock Beneficially Beneficially Owned
Name and Address                                Owned              Owned        by Directors/(1)/
----------------                          ------------------ ------------------ ------------------
Alvin Murstein/(2)(3)/...................     1,448,333             7.94%           over $100,000
  Chairman, Chief Executive Officer and
  Director
  437 Madison Avenue, 38th Floor
  New York, NY 10022

Andrew Murstein/(3)(4)/..................     1,358,333             7.45%           over $100,000
  President and Director
  437 Madison Avenue, 38th Floor
  New York, NY 10022

James E. Jack/(3)(5)/....................        38,833               *                N/A
  Executive Vice President
  437 Madison Avenue, 38th Floor
  New York, NY 10022

Michael J. Kowalsky/(3)(6)/..............        45,456               *                N/A
  Executive Vice President
  437 Madison Avenue, 38th Floor
  New York, NY 10022

Brian S. O'Leary/(3)(6)/.................        16,667               *                N/A
  Executive Vice President
  437 Madison Avenue, 38th Floor
  New York, NY 10022

Frederick S. Hammer, Director/(6)/.......         7,651               *          $50,001-$100,000
  Medallion Financial Corp.
  437 Madison Avenue, 38th Floor
  New York, NY 10022

Mario M. Cuomo, Director/(3)(6)/.........         6,783               *          $50,001-$100,000
  Willkie Farr & Gallagher
  787 Seventh Avenue
  New York, NY 10019

                                                                         Percentage of     Dollar Range of
                                                     Shares of Common        Common       Equity Securities
                                                    Stock Beneficially Stock Beneficially Beneficially Owned
Name and Address                                          Owned              Owned        by Directors/(1)/
----------------                                    ------------------ ------------------ ------------------

Stanley Kreitman, Director/(7)/....................         9,754              *           $50,001-$100,000
  Manhattan Associates
  375 Park Avenue, Suite 1606
  New York, NY 10152

David L. Rudnick, Director/(7)/....................        19,178              *              over $100,000
  Rudco Properties, Inc.
  365 West Passaic Street
  Rochelle Park, NJ 07662

Benjamin Ward, Director/(6)/.......................         9,000              *           $50,001-$100,000
  Medallion Financial Corp.
  437 Madison Avenue, 38th Floor
  New York, NY 10022

All executive officers and directors as a group
  (10 persons)/(6) (8)/............................     2,959,988            16.23%              N/A

Capital Guardian Trust Company/(9)/................     2,618,500             4.6%               N/A
  1100 Santa Monica Boulevard
  Los Angeles, CA 90025

American Century Investment Management, Inc./(10)/.     1,116,800             6.1%               N/A
  4500 Main Street
  P.O. Box 418210
  Kansas City, MO 64141-9210

Waddell & Reed, Inc./(11)/.........................     1,697,500             9.3%               N/A
  6300 Lamar Avenue
  Overland Park, KS 66202

--------
  * Less than 1.0%
 (1) Beneficial ownership has been determined in accordance with Rule 16-1(a)(2) of the Securities Exchange Act of 1934. The dollar value is calculated based on a closing price of the Common Stock on the NASDAQ National Market of $7.77 on March 28, 2002.
 (2) Includes 1,250,000 shares owned by the Alvin Murstein Second Family Trust of which Alvin Murstein is a trustee and beneficiary, 90,000 shares owned by Alvin Murstein directly, 5,000 shares owned by Alvin Murstein's wife and 103,333 shares issuable upon the exercise of outstanding options.
 (3) An "interested person" as such item is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").
 (4) Includes 1,250,000 shares owned by the Andrew Murstein Family Trust, of which Andrew Murstein is a trustee and beneficiary, 5,000 shares held by Andrew Murstein directly and 103,333 shares issuable upon the exercise of outstanding options.
 (5) Consists of shares owned by the reporting person and 33,333 shares issuable upon the exercise of outstanding options.
 (6) Consists of shares issuable upon the exercise of outstanding options.
 (7) Consists of shares owned by the reporting person and 8,754 shares issuable upon the exercise of outstanding options.
 (8) Includes (i) 1,250,000 shares owned by the Andrew Murstein Family Trust,
     (ii) 1,250,000 shares owned by the Alvin Murstein Family Trust, (iii) 90,000 shares owned by Alvin Murstein directly, (iv) 5,000 shares owned by Alvin Murstein's wife and (v) 5,000 shares owned by Andrew Murstein directly.
 (9) Based upon a Schedule 13G/A dated February 11, 2002, filed with the Commission jointly by Capital Group International, Inc. ("Capital Group") and Capital Guardian Trust Company ("Capital Guardian"). In
    the Schedule 13G/A Capital Group and Capital Guardian each reported that it has sole voting power with respect to 2,038,500 shares and sole dispositive power with respect to 2,618,500 shares. Both Capital Group and Capital Guardian disclaim beneficial ownership of 2,618,500 shares pursuant to Rule 13d-4. Capital Guardian is a wholly owned subsidiary of Capital Group.
(10) Based upon a Schedule 13G/A dated February 8, 2002 filed with the Commission by American Century Investment Management, Inc. ("American Management") on its behalf and on behalf of American Century Capital Portfolios, Inc. ("American Capital"). The securities are owned by and held for investment companies for which American Management is a registered investment adviser and separate institutional investor accounts. In the Schedule 13G/A American Management reported that it has sole voting and dispositive power with respect to 1,116,800 shares. In the
     Schedule 13G/A American Capital reported that it has sole voting and dispositive power with respect to 1,069,100 shares.
(11) Based upon a Schedule 13G dated January 16, 2002, filed with the Commission jointly by Waddell & Reed Financial Inc., Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc. and Waddell & Reed Investment Management Company.

                           PROPOSALS TO BE VOTED ON

                              PROPOSAL NUMBER ONE
                        ELECTION OF CLASS III DIRECTORS

   The Company's Restated Certificate of Incorporation provides that the Board of Directors is divided into three classes (Class I, Class II and Class III) serving staggered terms of three years. The number of directors is fixed at seven. Class I Directors were elected at the annual meeting of stockholders held on June 15, 2000, and will stand for election in 2003. Class II Directors were elected at the annual meeting of stockholders held on May 22, 2001 and will stand for election in 2004. Elections for Class III Directors will be held at the Annual Meeting on June 11, 2002.

   The Board of Directors has nominated Alvin Murstein and Benjamin Ward for election as Class III Directors for a three-year term until the annual meeting in 2005. Messrs. Alvin Murstein and Benjamin Ward each presently serves as a director and each has consented to being named in this proxy statement and to serve if elected. THE PERSONS NAMED IN THE ENCLOSED PROXY CARD, ANDREW MURSTEIN AND MARIE RUSSO, WILL VOTE TO ELECT MESSRS. ALVIN MURSTEIN AND BENJAMIN WARD AS DIRECTORS OF THE COMPANY UNLESS AUTHORITY TO VOTE FOR THE ELECTION OF ANY OR ALL OF THE NOMINEES IS WITHHELD BY MARKING THE PROXY CARD TO THAT EFFECT. If for any reason any nominee should become unavailable for election prior to the Annual Meeting, the person acting under the proxy may vote the proxy for the election of a substitute designated by the Board of Directors. It is not presently expected that either of the nominees will be unavailable.

   Approval of the nominees requires the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented by proxy at the Annual Meeting, and entitled to vote thereon.

                NOMINEES TO SERVE AS CLASS III DIRECTORS UNTIL
                    THE 2005 ANNUAL MEETING OF STOCKHOLDERS

  Name               Age Position                          Term of Office
  ----               --- --------                          --------------
  Alvin Murstein (*) 67  Chairman, Chief Executive Officer Director since 1995 and Director
  Benjamin Ward..... 75  Director                          Director since 1996

--------
(*) Mr. Murstein is an "interested person" as such term is defined in Section
    2(a)(19) of the 1940 Act because he is an officer of the Company.

   Alvin Murstein has been Chairman of the Board of Directors of the Company since its founding in 1995 and has been Chief Executive Officer of the Company since February 1996. Mr. Murstein has also been Chairman of the Board of Directors and Chief Executive Officer of Medallion Funding Corp. ("MFC") since its founding in 1979 and of Medallion Taxi Media ("Media") since its founding in 1994. He served as Chairman of the Board of Directors and Chief Executive Officer of Tri-Magna Corporation ("Tri-Magna") from its founding in 1989 until its acquisition by the Company in May 1996. Mr. Murstein received a B.A. and an M.B.A. from New York University and has been an executive in the taxicab industry for over 40 years. Mr. Murstein served on the Board of Directors of the Strober Organization, Inc., a building supply company, from 1988 to 1997. Alvin Murstein is the father of Andrew Murstein.

   Benjamin Ward has served as a Director of the Company since February 1996. Mr. Ward served as a Director of Tri-Magna from 1992 until May 1996. Mr. Ward served as Police Commissioner of New York City from 1984 until 1989. Mr. Ward received a B.A. in sociology, magna cum laude, from Brooklyn College and a J.D. from Brooklyn Law School.

                    CLASS I DIRECTORS WHOSE TERM EXPIRES AT
                    THE 2003 ANNUAL MEETING OF STOCKHOLDERS

Name                                           Age Position   Term of Office
----                                           --- --------   --------------
Stanley Kreitman.............................. 70  Director Director since 1996
David L. Rudnick.............................. 61  Director Director since 1996

   Stanley Kreitman has served as a Director of the Company since February 1996. Since 1993, Mr. Kreitman has served as Chairman of Manhattan Associates, an investment banking company. Mr. Kreitman served as a Director of Tri-Magna from 1991 until May 1996. Mr. Kreitman served as President of the United States Banknote Corporation, a securities printing company, from 1975 until his retirement in 1994. Mr. Kreitman is Chairman of the Board of Trustees of the New York Institute of Technology and serves as a member of the Board of Directors of Porta Systems, Inc. and CCA Industries. Mr. Kreitman is also a member of the Board of Directors of P.M.C.C. Corp and KSW Inc. Mr. Kreitman received an A.B. from New York University and an M.B.A. from New York University Graduate School of Business.

   David L. Rudnick has served as a Director of the Company since February 1996. Mr. Rudnick serves as President of Rudco Properties, Inc., a real estate management concern and CEO of the Century Associates Group, a national commercial real estate concern which he founded in 1966. Mr. Rudnick served as President of Rudco Industries, Inc., an international manufacturer of machine readable documents, from 1963 to 1986. Mr. Rudnick is a member of the Board of Directors of the IntraCoastal Hospitals. Mr. Rudnick previously served as President of the Financial Stationers Association and a Director of West Side Federal Savings & Loan Association. Mr. Rudnick received an A.B. with honors in economics from Harvard University and an M.B.A. from Columbia University Graduate School of Business. Mr. Rudnick is Andrew Murstein's father-in-law.

                   CLASS II DIRECTORS WHOSE TERM EXPIRES AT
                    THE 2004 ANNUAL MEETING OF STOCKHOLDERS

 Name                            Age Position                 Term of Office
 ----                            --- --------                 --------------
 Mario M. Cuomo(*).............. 69  Director               Director since 1996
 Andrew Murstein (*)............ 37  President and Director Director since 1997
 Frederick S. Hammer............ 65  Director               Director since 1997

--------
(*) Mr. Murstein is an "interested person" as such term is defined in Section
    2(a)(19) of the 1940 Act because he is an officer of the Company and Mr. Cuomo is an interested person because he is a partner of the Company's legal counsel.

   Mario M. Cuomo has served as a Director of the Company since February 1996. Mr. Cuomo served as Governor of the State of New York from January 1983 through 1994. Mr. Cuomo has been a partner in the law firm of Willkie Farr & Gallagher since February 1995. Willkie Farr & Gallagher serves as counsel to the Company in connection with legal matters. Mr. Cuomo received a B.A., summa cum laude, from St. John's University and a J.D., magna cum laude, from St. John's University School of Law.

   Andrew Murstein has been President of the Company since its inception in 1995 and President of Media from its inception. Mr. Murstein has served as a Director of the Company since October 1997. Mr. Murstein has served two terms as a Director of MFC from May 1996 until April 1997. He has served as a Director of Media since its inception. He served as the Director of New Business Development at Tri-Magna from 1994 until its acquisition by the Company in May 1996. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University. Andrew Murstein is the son of Alvin Murstein and the son-in law of Mr. Rudnick.

   Frederick S. Hammer has served as a Director of the Company since October 1997. Mr. Hammer has served as Vice Chairman and Director of Inter-Atlantic Securities Corp., a boutique investment bank, since 1995. From 1993 to 1994, Mr. Hammer was President and Chief Executive Officer of Mutual of America Capital Management Corporation. Mr. Hammer is Chairman of the Board of Directors of National Media Corporation, and is a member of the Boards of Directors of IKON Office Solutions, Inc., Provident American Corporation, Annuity & Life Re, Ltd. and several privately held companies. Mr. Hammer also serves as Trustee of the Madison Square Boys and Girls Club. Mr. Hammer received a A.B. in mathematics, magna cum laude, from Colgate University and an M.S. and Ph.D. in economics from Carnegie-Mellon University.

   The addresses for the members of the Board of Directors are listed under "Stock Ownership of Certain Beneficial Owners and Management" on page 6.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. ALVIN MURSTEIN AND BENJAMIN WARD.

                              PROPOSAL NUMBER TWO
                         AMENDMENT AND RESTATEMENT OF
                THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN

   On April 25, 2002, the Board of Directors amended and restated the Company's Amended and Restated 1996 Stock Option Plan (as amended and restated, the "Amended Plan") subject to stockholder approval, in order to increase the number of shares of Common Stock that may be issued pursuant to the exercise of options to purchase Common Stock ("Options"). The Company believes that approval of the Amended Plan is necessary to further the Company's goal of attracting, motivating and retaining key employees. Under the current Plan, only a few shares of Common Stock currently remain reserved for issuance pursuant to Options. The total amount of shares available for issuance as Options under the Plan has not been increased since 1998, when the Plan was initially amended and restated. The Company believes that increasing the number of shares of Common Stock available for grant as Options is reasonable and appropriate and achieves our competitive objectives without compromising stockholder value.

   As a business development company with an executive compensation plan pursuant to which options for 15% of the Company's total shares have been issued, the Company is permitted to allocate up to 20% of the Company's total shares outstanding to option plans. The Amended Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan provide for the issuance of a maximum of 2,350,000 shares of Common Stock, in the aggregate, or approximately 13% of the 18,242,035 shares of Common Stock outstanding on April 19, 2002, the record date for the Annual Meeting.

   The Company is seeking stockholder approval of the Amended Plan in order to comply with the requirements of Sections 422 and 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the requirements of the NASDAQ National Stock Market and the requirements of Section 61 of the 1940 Act. The following is a summary of the Amended Plan, and is qualified in its entirety by express reference to the text of the Amended Plan as filed with the Commission. Under the Amended Plan, Options may be granted which are qualified as "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") and Options which are not so qualified ("NQSOs").

Purpose and Eligibility

   The primary purpose of the Amended Plan is to encourage ownership of the Company's Common Stock by officers and employees of the Company and its affiliates so as to provide additional incentives to promote the success of the Company and its affiliates. All officers and employees of the Company and its affiliates (including subsidiaries) are eligible to be granted Options under and participate in the Amended Plan. The approximate number of officers and employees eligible to participate in the Amended Plan is 146.

Administration

   The Amended Plan is administered by the Board of Directors of the Company or a committee of the Board of Directors (the entity administering the Amended Plan hereinafter referred to as "Committee"). Within the limits of the Amended Plan, the Committee determines the individuals to whom, and the times at which, Options will be granted, the type of Option to be granted, the duration of each Option, the price and method of payment for each Option, and the time or times within which (during the term) all or portions of each Option may be exercised. The Committee may establish such rules as it deems necessary for the proper administration of the Amended Plan, make sure determinations and interpretations with respect to the Amended Plan and Options granted under it as may be necessary or desirable and include such further provisions or conditions in Options granted under the Amended Plan as it deems advisable. To the extent permitted by law, the Committee may delegate its authority under the Amended Plan to other individuals; provided, however, that Options granted to any person subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") will be granted by the Board of Directors or a committee of at least two members thereof, each of whom will be a

"non-employee director" within the meaning of Rule 16b-3 of the Exchange Act. In addition, to the degree that Options granted to any person are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, such Options will be granted by at least two members of the Board of Directors who are "outside directors" within the meaning of Section 162(m) of the Code.

Shares Subject to the Amended Plan

   The total number of shares of Common Stock which may be issued under the Amended Plan has been increased by 750,000. As a result, the total number of shares of Common Stock which can be granted under the Amended Plan is 2,250,000 in the aggregate, subject to equitable adjustment in the event of certain corporate transactions, as set forth below.

Terms and Conditions of Options

   The terms and conditions of Options granted under the Amended Plan will be evidenced by a writing delivered to the optionee, which will contain such provisions as the Committee from time to time deems appropriate. The terms of each Option granted under the Amended Plan will be determined by the Committee and be consistent with the terms of the Amended Plan. In the absence of such determination, the Option will be exercisable at any time or from time to time, in whole or in part, during a period of ten years from the date of its grant or, in the case of an ISO, the maximum term of such Option. The exercise price for any Option will be determined by the Committee, but will not be less than the fair market value of the Common Stock on the date of grant. No ISO will be granted to any individual who is ineligible to be granted an ISO because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless such option price is at least 110% of the fair market value of the Common Stock on the date of grant. No optionee may be granted Options to purchase more than 500,000 shares of Common Stock in any single calendar year.

Special Conditions Applicable to ISOs

   No ISO can be granted under the Amended Plan after ten years from the date on which the Amended Plan was approved by the Board of Directors. No ISO will be granted to any individual who is ineligible to be granted such Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless the term of his ISO does not exceed a period of five years from the date of its grant.

Payment Upon Exercise

   To the extent permitted by law, the Committee may in its discretion permit the option price to be paid in whole or in part by a note or in installments or with shares of Stock of the Company or such other lawful consideration as the Committee may determine; provided, however, that to the degree the option price is paid through the delivery of Stock such Stock must be "mature" for purposes of generally accepted accounting principles. Upon exercise, the Company and any parent or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) may require the optionee to pay to the Company or any parent or subsidiary, as applicable, an amount equal to the amount of any federal, state and local taxes required to be withheld upon exercise and will have the right, to the extent permitted by law, to deduct any such tax obligations from any payment of any kind otherwise due to the optionee.

Adjustment for Recapitalization, Merger, Etc.

   In the event that the Committee in its discretion determines that any stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change affects the Stock such that adjustment is required in order to preserve the benefits or potential benefits of the Amended Plan or any Option granted under the Amended Plan, the maximum aggregate number and kind of shares or securities of the Company as to which Options may be granted under the Amended Plan, the maximum aggregate number and kind of shares or securities of the Company as to which Options then outstanding will be exercisable, and the option price of such Options then outstanding will be exercisable, and the option price of such Options, will be appropriately adjusted by the Committee so that the proportionate number of shares or other securities as to which Options may be granted and the proportionate interest of holders of outstanding Options will be maintained as before the occurrence of such event. In the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, each holder of an outstanding Option will be entitled to receive upon exercise and payment in accordance with the terms of the Option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of Stock purchaseable under his Option; provided, however, that in lieu of the foregoing the Board of Directors may upon written notice to each holder of an outstanding Option provide that such Option will terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Board of Directors may in its discretion accelerate or waive any deferred exercise period. Options granted under the Amended Plan contain such provisions as the Committee shall approve permitting part or all of such options to become exercisable without regard to any deferred exercise plan in the event of a change of control of the Company, as defined by the Committee.

Market Value

   On April 19, 2002, the closing price for the Common Stock on the NASDAQ National Market was $6.10.

Transferability of Options

   Under the Amended Plan, no grant of Options is transferable except by will or by the laws of descent and distribution or, in the case of NQSOs, to the extent consistent with qualifying for the exemption provided by Rule 16b-3 under the Exchange Act, pursuant to a qualified domestic relations order, and the Options shall be exercisable, during the holder's lifetime, only by him or her or such permitted transferee.

Termination or Amendment

   The Committee may amend or terminate the Amended Plan at any time, provided that no amendment will be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b) of the Exchange Act or Section 162(m) of the Code, if compliance is so intended by the Committee.

Federal Income Tax Consequences

   The following is a brief discussion of the federal income tax consequences of transactions under the Amended Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe the state or local tax consequences.

   ISOs. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the optionee's employer for federal income tax purposes.

   If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares, and (2) the optionee's employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer.

   Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the Option will generally be taxed as the exercise of a NQSO.

   For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised an NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

   NQSOs. With respect to NQSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares of such date over the exercise price, and the optionee's employer is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.

Special Rules Applicable to Corporate Insiders

   As a result of the rules under Section 16(b) of the Exchange Act ("Section 16(b)"), and depending upon the particular exemption from the provisions of
Section 16(b) utilized, officers of the Company and persons owning more than 10% of the outstanding shares of stock of the Company ("Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option. Insiders should check with the General Counsel of the Company or their own tax advisers to ascertain the appropriate tax treatment for any particular Option.

New Plan Benefits

   The grant of Options under the Amended Plan is entirely within the discretion of the Committee. The Company cannot forecast the extent of Option grants that will be made in the future. Therefore, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Amended Plan. Information with respect to compensation paid and other benefits, including Options, granted in respect of the 2001 fiscal year to the named executive officers is set forth in the Summary Compensation Table.

Approval by Stockholders

   The effectiveness of the Amended Plan and any Option granted thereunder is subject to approval by an affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. In the event such approval is not obtained, the Plan shall continue in operation as it existed prior to the amendment and restatement.

   THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN.

                           OTHER MATTERS OF BUSINESS

   The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is set forth in this proxy statement. In the event that any other business requiring the vote of stockholders is properly presented at the Annual Meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

Board and Committee Meetings

   The Company has a standing Audit Committee of the Board of Directors, which reviews the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee met four times during fiscal year 2001 to review (i) the effectiveness of the public accountants during the fiscal 2001 audit, (ii) the adequacy of the fiscal year 2001 financial statement disclosures, (iii) the Company's internal control policies and procedures, and (iv) the selection of the Company's independent public accountants. The members of the Audit Committee are Messrs. Stanley Kreitman, Frederick S. Hammer and Benjamin Ward. See "Report of the Audit Committee of the Board of Directors."

   The Company also has a standing Compensation Committee of the Board of Directors, whose members made recommendations concerning compensation of the directors and executive officers of the Company including (i) all incentive or stock option plans or arrangements established by the Company for officers and employees, including the grant of stock options to employees, (ii) adoption and amendment of all employee stock option and other employee benefit plans and
(iii) arrangements and the engagement of, terms of any employment agreements and arrangements with, and termination of, all officers of the Company. The members of the Compensation Committee are Messrs. Stanley Kreitman, David L. Rudnick, Alvin Murstein and Benjamin Ward. The Compensation Committee met once during fiscal year 2001 and made recommendations concerning compensation, stock options and other employment matters. See "Report of the Board of Directors as to Compensation Matters."

   The Board of Directors does not have a standing nominating committee. The Board of Directors held four formal and three telephonic meetings during fiscal 2001. Each director, except Benjamin Ward and Frederick S. Hammer, attended at least 75% of the meetings of the Board of Directors and all committees of the Board of Directors on which he served.

Directors' Compensation

   The non-employee directors will each be paid $10,000 for each year they serve and shall each receive $2,000 for the first Board of Directors meeting, per quarter, attended and $1,000 for attendance at any additional Board of Directors meetings that quarter, $250 for each telephonic board meeting and $1,000 for each committee meeting attended and are reimbursed for expenses relating thereto.

   Eligible Directors participate in the Company's Amended and Restated 1996 Non-employee Directors Stock Option Plan. Employee directors did not receive any additional compensation for their service on the Board of Directors. Employee directors of the Company are eligible to participate in the Company's 401(k) Investment Plan. More information concerning the Company's 401(k) Investment Plan can be found under "Report of the Board of Directors as to Compensation Matters." Employee directors are also eligible to participate in the Amended Plan. The Company does not provide any other pension or retirement plan with respect to its directors or employees. The directors receive no other compensation for their services to the Company.

   Information with respect to the aggregate compensation paid to directors of the Company, including options to purchase shares of the Company's Common Stock under the stock option plans, appears under "Compensation of Directors and Executive Officers."

Certain Transactions

   Mario M. Cuomo is a Director of the Company and a partner in the law firm of Willkie Farr & Gallagher, which serves as counsel to the Company in connection with various legal matters. Certain directors, officers and stockholders of the Company are also directors of its wholly owned subsidiaries MFC, Business Lenders, LLC, Medallion Capital, Inc., Medallion Business Credit, LLC, Freshstart Venture Capital Corp. and Media. Officer salaries are set by the Board of Directors of the Company. Media engaged in transactions to sell roof top advertising space to a company represented by a relative of a Media officer. All Media transactions were made under market conditions and pricing.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

   The table below sets forth the name, ages and titles of the persons who were directors of the Company and executive officers of the Company as of March 28, 2002:

Name                    Age Position(s) Held With The Company
----                    --- ---------------------------------
Alvin M. Murstein (*).. 67  Chairman, Chief Executive Officer and Director
Andrew M. Murstein (*). 37  President and Director
James E. Jack (*)...... 60  Chief Financial Officer and Executive Vice President
Brian S. O'Leary (*)... 56  Chief Operating Officer and Chief Credit Officer
Michael J. Kowalsky (*) 56  Executive Vice President
Larry D. Hall (*)...... 48  Chief Accounting Officer and Assistant Treasurer
Conrad J. Isoldi (*)... 58  Senior Vice President and Chief Administrative Officer
Marie Russo (*)........ 77  Senior Vice President and Secretary
Dean W. Ryan (*)....... 42  Senior Vice President
Stanley Kreitman....... 70  Director
David L. Rudnick....... 61  Director
Mario M. Cuomo (*)..... 69  Director
Frederick S. Hammer.... 65  Director
Benjamin Ward.......... 75  Director

--------
An asterisk (*) indicates an "interested person" as such term is defined in
Section 2(a)(19) of the 1940 Act.

Officers Who Are Not Directors

   James E. Jack was named Chief Financial Officer and Executive Vice President of the Company in May 2001. From 1999 to 2001, Mr. Jack was Executive Vice President and Chief Financial Officer of Coachmen Industries, Inc. From 1996 to 1999, Mr. Jack served as a managing consultant in the financial services consulting practice at Towers Perrin. For the previous 33 years, Mr. Jack served as a Director, Senior Executive Vice President and Chief Financial Officer of Associates First Capital Corporation. Mr. Jack received a B.B.A. in accounting from the University of Notre Dame and an M.B.A from the Edwin L. Cox School of Business, Southern Methodist University.

   Brian S. O'Leary has been the Chief Operating Officer since April 2001 and Chief Credit Officer of the Company since November 2000. Mr. O'Leary joined the Company in December 1999 as Executive Vice President and Chief Credit Officer. From April 1996 to December 1999, Mr. O'Leary was Executive Vice President of Atlantic Bank of New York, serving initially as Chief Credit Officer and Chief Administrative Officer and later as head of middle market banking which included the bank's Leasing and Premium Finance subsidiaries. Mr. O'Leary was also a member of the management credit committee. From May 1990 to April 1996 Mr. O'Leary was with Bank Leumi Trust Co. of New York, first as a Deputy Division Head of the Lending Division and a Deputy Chief Lending Officer and then as EVP and Division Executive of domestic banking. He was also a member of the Senior Credit Committee. From July 1977 to May 1990, he was with Marine Midland Bank, most recently as a Regional Executive Vice President. He began his banking career in 1970 with Bankers Trust Co. in the metropolitan banking division. Mr. O'Leary received a B.A. in economics from Fordham University and an M.B.A. in finance from Pace University.

   Michael J. Kowalsky has been Executive Vice President of the Company since May 1996. Mr. Kowalsky has been the President of MFC and Edwards Capital Corp. ("Edwards") since June 1996. He also served as Chief Operating Officer of Edwards from 1992 until June 1996. Prior to joining Edwards in 1990, Mr. Kowalsky was a Senior Vice President at General Cigar Co. Inc., a cigar manufacturing company. Mr. Kowalsky received a B.A. and M.A. in economics from the University of Kentucky and an M.B.A. from the New York University Graduate School of Business.

   Larry D. Hall has been Chief Accounting Officer and Assistant Treasurer of the Company since October 2000. Mr. Hall was employed by Citibank as Vice President--Corporate Financial Control/Corporate Reporting/Analysis from October 1995 to October 2000. Mr. Hall was Vice President--Finance/Controller, Treasurer and Secretary of Consolidated Waste Services of America from April 1993 to March 1995. Prior to that, he was Vice President--Manager of Line Accounting for Wells Fargo and Co. from November 1987 to March 1993 and Senior Audit Manager in the Financial Services Industry Group for Arthur Andersen & Company from September 1976 to October 1987. Mr. Hall received his B.S. in business administration from the University of Southern California.

   Conrad J. Isoldi has been Senior Vice President and Chief Administrative Officer of the Company since October 1999. Mr. Isoldi was employed by Republic National Bank as Senior Vice President and Deputy Comptroller from June, 1996 to October, 1999. From 1991 to 1996 Mr. Isoldi was Senior Vice President and Director of Corporate Accounting for First Fidelity Bank (now First Union). Prior to this period he was Chief Financial Officer for the Nationwide Consumer Bank of Manufacturers Hanover Trust Company, (Chemical and then Chase) from 1974 to 1991. Mr. Isoldi received a B.B.A. in Accounting from Baruch College.

   Marie Russo has been Senior Vice President and Secretary of the Company since February 1996. Ms. Russo has also been Senior Vice President and Secretary of MFC since June 1996. Ms. Russo served as Vice President of Operations of Tri-Magna from 1989 until its acquisition by the Company in May 1996. From 1989 to 1996, she was Vice President of MFC and from 1983 to 1986, she was Controller of MFC. Ms. Russo received a B.S. in accounting from Hunter College.

   Dean W. Ryan has been a Senior Vice President at the Company since November 1999. Mr. Ryan was the Division Head of Corporate Banking at Citizens Bank of Connecticut from December 1997 until November 1999. Prior to that, he was the Division Manager of the Shoreline Division at Fleet Bank of Connecticut from December 1995 to December 1997. Mr. Ryan received his B.A. in economics from Boston College.

   The address for the executive officers is the Company's principal offices located at 437 Madison Avenue, 38th Floor, New York, NY 10022.

Compensation of Directors and Executive Officers

   The table below sets forth certain compensation information for the Company's (i) Chief Executive Officer, (ii) each of the Company's four most highly compensated executive officers other than the Company's Chief Executive Officer (collectively the "Named Executive Officers") and (iii) the directors for the fiscal year ended December 31, 2001. The Company does not have a pension plan, but has established a 401(k) plan that provides matching contributions.

Summary Compensation Table

                                                                              Long-Term
                                                                             Compensation
                                                      Annual Compensation       Awards
                                                    ----------------------- --------------
                                                                              Securities
                                                                              Underlying       All Other
Name and Principal Position                         Year Salary($) Bonus($) Options(#)/(1)/ Compensation/(2)/
---------------------------                         ---- --------- -------- --------------  ----------------
Alvin Murstein(*).................................. 2001  375,000   30,000      25,000           2,902
 Chairman, Chief Executive Officer and Director     2000  330,000   60,000          --           3,166
                                                    1999  300,000   50,000     125,000           3,166

Andrew Murstein(*)................................. 2001  375,000   90,000      25,000              --
 President and Director                             2000  330,000  125,000          --              --
                                                    1999  271,875  100,000     125,000              --

James E. Jack/(3)/................................. 2001  175,000  113,500     100,000              --
  Chief Financial Officer and Executive             2000      N/A      N/A         N/A             N/A
  Vice President                                    1999      N/A      N/A         N/A             N/A

Brian S. O'Leary/(4)/.............................. 2001  225,000   25,000      16,667              --
  Senior Vice President, Chief Credit Officer and   2000  190,000   50,000      16,667              --
  Chief Operating Officer                           1999      N/A      N/A         N/A             N/A

Michael J. Kowalsky................................ 2001  190,000   30,000          --           3,399
 Executive Vice President                           2000  183,000   50,000      10,000           2,000
                                                    1999  172,000  100,000      25,000           3,200

                                                          Long-Term
                                                   Compensation Awards/(5)/
                                                   -----------------------
                                                    Securities Underlying
                                  Director Fees($)       Options(#)
                                  ---------------- -----------------------
    Mario M. Cuomo, Director(*)..      16,500               9,000/(6)/
    Stanley Kreitman, Director...      33,000                  --
    David L. Rudnick, Director...      30,000                  --
    Benjamin Ward, Director......      32,750                  --
    Frederick S. Hammer, Director      23,000               9,000/(6)/

--------
*  An asterisk (*) indicates an "interested person" as such term is defined in
   Section 2(a)(19) of the 1940 Act.
(1) Grants of stock options made during the last fiscal year.
(2) Amounts received pursuant to the matching program under the Company's 401(k) Plan.
(3) James E. Jack began working for the Company on May 1, 2001.
(4) Brian S. O'Leary began working for the Company on December 13, 1999.
(5) These shares vest in three equal installments of 3,000 shares on the date of the 2002 annual meeting of the Company's stockholders, the 2003 annual meeting of the stockholders and the 2004 annual meeting of the stockholders, respectively.
(6) Options granted under the Amended and Restated 1996 Non-employee Director Plan. The exercise price is $11.50.

Option Grants In the Last Fiscal Year

   The following table sets forth certain information regarding options granted during the last fiscal year by the Company to the Named Executive Officers:

                                      Individual Grants                    Potential Realizable
                    ----------------------------------------------------- Value at Assumed Annual
                    Number of    Percent of                                Rates of Stock Price
                    Securities Total Options                              Appreciation for Option
                    Underlying   Granted to   Exercise or Base                   Term/(2)/
                     Options     Employees         Price       Expiration -----------------------
Name                Granted(#) in Fiscal Year  ($/share)/(1)/     Date       5%($)      10%($)
----                ---------- -------------- ---------------- ----------  ---------   ---------
Alvin Murstein.....   25,000         14%            11.70       5/3/2011    476,452     758,670
Andrew Murstein....   25,000         14%            11.70       5/3/2011    476,452     758,670
James E. Jack......  100,000         56%            11.70       5/3/2011  1,906,000   3,034,680
Brian S. O'Leary...   16,667          9%           14.625       1/1/2011    397,051     632,237
Michael J. Kowalsky       --         --                --             --         --          --

--------
(1) The exercise price of these options is equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Company's Board of Directors.
(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying Common Stock. No gain to the optionees is possible without an increase in price of the underlying Common Stock, which will benefit all stockholders proportionately.

Aggregated Option Exercises and Fiscal Year-End Option Values

   The following table sets forth certain information concerning exercisable and unexercisable stock options held by the following Named Executive Officers during the last fiscal year:/(1)/

                                Number of
                          Securities Underlying     Value of Unexercised
                         Unexercised Options at     In-the-Money Options
                            December 31, 2001       at December 31, 2001
                        ------------------------- --------------------
                        Exercisable Unexercisable Exercisable Unexercisable
                        ----------- ------------- ----------- -------------
    Alvin Murstein.....   65,000       110,000        --           --/(2)/
    Andrew Murstein....   65,000       110,000        --           --/(2)/
    James E. Jack......       --       100,000        --           --/(3)/
    Brian S. O'Leary...    5,556        27,778        --           --/(4)/
    Michael J. Kowalsky   45,456        35,000        --           --/(5)/

--------
(1) None of the Named Executive Officers exercised options during the last fiscal year.
(2) Based on the difference between the closing price of the underlying shares of common stock on December 31, 2001, as reported by the NASDAQ National Market ($7.90) and the option exercise price $29.25 with respect to 25,000 options 15,000 of which are exercisable at December 31, 2001. The option exercise price $17.25 with respect to 125,000 options 50,000 of which are exercisable and the option exercise price of $11.70 with respect to 25,000 options 0 of which are exercisable.
(3) Based on the difference between the closing price of the underlying shares of common stock on December 31, 2001, as reported by the NASDAQ National Market ($7.90) and the option exercise price $11.70 with respect to 100,000 options 0 of which are exercisable.
(4) Based on the difference between the closing price of the underlying shares of common stock on December 31, 2001, as reported by the NASDAQ National Market ($7.90) and the option exercise price of $17.938 with respect to 16,667 options 5,556 of which are exercisable and the option price of $14.625 with respect to 16,667 options of which 0 are exercisable.
(5) Based on the difference between the closing price of the underlying shares of common stock on December 31, 2001, as reported by the NASDAQ National Market ($7.90) and the option exercise price $11.00 with respect to 45,456 options (all of which are exercisable at December 31, 2001), the option exercise price $18.75 with respect to 25,000 options (none of which are exercisable at December 31, 2001) and the option exercise price $14.50 with respect to 10,000 options (none of which are exercisable at December 31, 2001).

Employment Agreements

   In May 1996, Alvin Murstein and Andrew Murstein entered into employment agreements with the Company, which were subsequently amended in May 1998. The agreements provide for a five-year term and automatically renew each year for a new five-year term unless either party terminates the agreement. The agreements provide that Alvin Murstein and Andrew Murstein shall receive an annual base salary of $300,000 and $225,000 respectively, which may be increased but not decreased. The agreements contain non-competition covenants from the executives in favor of the Company. The agreements provide for a severance payment in the event that the Company terminates their employment without Cause (as defined in the agreements) or if they terminate their employment for Good Reason (as defined in the agreements). The severance payment is equal to their base salary multiplied by the number of full and partial years remaining in the term at the time of termination plus legal fees and/or acceleration in the vesting of any unvested options.

   Michael J. Kowalsky entered into an employment agreement with the Company which became effective in May 1996 and was renewed in May, 1999 for a three-year term. Under the agreement Mr. Kowalsky is entitled to an annual salary of $176,000, $183,000 and $190,000 in the first, second and third year of the term, respectively. If the agreement is not renewed at the end of the three-year term, Mr. Kowalsky shall receive a severance payment equal to $95,000 payable over six months following the termination of the agreement. The agreement contains a non-competition covenant from Mr. Kowalsky in favor of the Company.

   In May 2001, James E. Jack entered into an employment agreement with the Company for a three-year term which automatically renews for successive one-year terms absent notification of intent not to renew by either party. Mr. Jack shall receive a base salary of $262,500, $287,500 and $312,500, for the first, second and third years of employment, respectively. Mr. Jack is eligible to receive special bonuses based on certain performance criteria as set forth in the agreement. The agreement contains a non-competition covenant from the executive in favor of the Company. Mr. Jack is entitled to a severance payment in the event that he is terminated by the Company without Cause (as defined in the agreement), or if Mr. Jack resigns for Good Reason (as defined in the agreement). The amount of the severance payable is equal to 12-month base salary (if such termination occurs in the first year of the term), 9-month base salary (if such termination occurs in the second year of the term) or 6-month base salary (if such termination occurs in the third or any subsequent year of the term).

   In November 1999, Brian S. O'Leary entered into an employment agreement with the Company. Mr. O'Leary shall receive a base salary of $190,000 and options to buy 16,667 shares of Common Stock each year for a three-year period. Mr. O'Leary is an at-will employee, however, he is entitled to a severance payment of $150,000 upon a change of control.

          REPORT OF THE BOARD OF DIRECTORS AS TO COMPENSATION MATTERS

Compensation Committee

   The Board of Directors of the Company has delegated the authority to establish compensation policies with respect to the Company's executive officers to the Compensation Committee of the Company's Board of Directors and the Company anticipates that this program will be administered by the Compensation Committee in the near future.

   The objectives of the Company's executive compensation program are to establish compensation levels designed to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company so as to enhance stockholder value. The Board of Directors or the Compensation Committee, as appropriate, will make decisions each year regarding executive compensation, including annual base salaries and bonus awards, and a special subcommittee of the Compensation Committee, consisting of non-interested directors Messrs. Stanley Kreitman and Benjamin Ward, will make decisions each year regarding stock option grants. Option grants are key components of the executive compensation program and are intended to provide executives with an equity interest in the Company so as to link a meaningful portion of the compensation of the Company's executives with the performance of the Company's Common Stock. This report is submitted by the full Board of Directors and addresses the compensation policies for fiscal 2001 as they affected Alvin Murstein, in his capacity as the Chief Executive Officer of the Company, as well as each of the Company's other officers.

Compensation Philosophy

   The Company's executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified and industrious employees. The Company's policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.

   In executing its compensation policy, the Company seeks to relate compensation with the Company's financial performance and business objectives, reward high levels of individual performance and tie a significant portion of total executive compensation to both the annual and long-term performance of the Company. While compensation survey data are useful guides for comparative purposes, the Company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and to that extent the Board of Directors applies such judgment and subjective determinations in reconciling the program's objectives with the realities of retaining valued employees.

Executive Compensation Program

   Annual compensation for the Company's executives consists of three principal elements: base salary, cash bonus and stock options.

Base Salary and Cash Bonus

   In setting the annual base salaries for the Company's executives, the Board of Directors reviews the aggregate salary and bonus compensation for individuals in comparable positions with other companies, including competitors of the Company, and adjusts such amounts to reflect individual performance. Many of these companies are specialty finance companies. The Company also regularly compares the salary levels of its executive officers with other leading companies.

   Increases in annual base salary are based on a review and evaluation of the performance of the activity for which the executive has responsibility, the impact of that activity on the Company and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both inside and outside the Company.

   Cash bonuses are tied directly to the Company's financial performance and the contribution of the executive to such performance.

Equity Ownership

   Executive officer compensation also includes long-term incentives afforded by options to purchase shares of Common Stock under the Company's Amended and Restated 1996 Stock Option Plan. The purposes of the Company's stock ownership program are to (i) highlight and reinforce the mutuality of long-term interests between employees and the stockholders and (ii) to assist in the attraction and retention of critically important key executives, managers and individual contributors who are essential to the Company's growth and development.

   The Company's stock programs include long vesting periods to optimize the retention value of these options and to orient the Company's executive officers to longer term success. Generally, stock options vest in equal annual installments over three to five years commencing on the first anniversary of the date of grant, and, if employees leave the Company before these vesting periods, they forfeit the unvested portions of these awards. The Company also makes annual grants of options which vest in one year.

   Except for executives with substantial holdings of the Company's stock, the number of shares of Common Stock subject to option grants is generally intended to reflect the significance of the executive's current and anticipated contributions to the Company. The exercise price of options granted by the Company is required under the 1940 Act to equal not less than 100% of the fair market value per share on the date of grant. Prior to determining the 2001 option grants to the Company's executives, the Board of Directors considered the equity compensation policies of competitors and other companies, both privately held and publicly traded, with comparable capitalizations. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the price of the Company's Common Stock at any particular point in time. However, the decision as to whether such value will be realized through the exercise of an option in any particular year is primarily determined by each individual within the limits of the vesting schedule and not by the Board of Directors.

Non-employee Directors Stock Option Plan

   In order to attract and retain highly qualified directors, and to ensure close identification of interests between non-interested directors and the Company's stockholders, the Board of Directors of the Company adopted and the stockholders approved the 1996 Director Stock Option Plan and the Amended and Restated 1996 Non-employee Directors Stock Option Plan (the "Director Plan"), which replaced the earlier plan. The Director Plan provides for the automatic grant of options to directors of the Company who are not employees or officers, including interested persons, known as Eligible Directors. In accordance with the provisions of the 1940 Act, the automatic grant of options under the Director Plan did not occur until after the date of the approval of the Director Plan by the Commission. The Commission approved the Director Plan on April 12, 2000 (the "Approval Date").

   Under the Director Plan, the Company will grant an option to purchase 9,000 shares to each Eligible Director elected at an annual stockholder meeting after the Approval Date. If an Eligible Director is elected after the Approval Date by means other that an annual stockholder meeting, the Company will grant an option to purchase 9,000 shares multiplied by a fraction representing the remaining portion of the Eligible Director's three-year term. In 2001, the Company granted options consisting of a total of 18,000 shares of Common Stock at an option price of $11.50 to Mario M. Cuomo and Frederick S. Hammer.

   The total number of shares which may be granted from time to time under the Director Plan is 100,000 shares. The Director Plan is administered by a committee of the Board of Directors comprised of directors who are not eligible for grants or awards of options under the Director Plan. The exercise price of options granted is not less than the fair market value of the Company's Common Stock on the date of grant or if the stock is not quoted on the date of grant, the current net asset value of the Common Stock as determined in good faith by the members of the Board of Directors not eligible to participate in the Director Plan. Options become exercisable at each annual stockholder meeting. The number of shares which are exercisable is calculated by multiplying the number of shares in the option by a fraction which contains the number of whole months since the date of grant or the last stockholder annual meeting in the numerator, and the number of whole months for which the Eligible Director was elected in the denominator. To exercise options, the optionee must remain an Eligible Director. No option may be exercised more than five years after the date on which it is granted.

   The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof. On December 31, 2001, 32,635 shares of Common Stock were reserved for future grants under the Director Plan.

   Options granted under the Director Plan will not be transferable other than by the laws of descent and during the optionee's life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an Eligible Director for any reason, other than death, three months following the date such director ceases to be an Eligible Director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.

   The Director Plan may be terminated at any time by the Board of Directors, and will terminate ten years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the Director Plan or materially increase the benefits accruing to participants under the Director Plan without the approval of the stockholders of the Company.

401(k) Plan

   Since 1996, the Company has been a participating employer in the Company's 401(k) Investment Plan (the "401(k) Investment Plan") which covers all full and part-time employees of the Company who have attained the age of 21 and have a minimum of one year of service. Under the 401(k) Investment Plan, an employee may elect to defer not less than 1.0% and no more than 15.0% of the total annual compensation that would otherwise be paid to the employee, provided, however, that employees' contributions may not exceed certain maximum amounts determined under Section 402(g) of the Code. Employee contributions are invested in various mutual funds, according to the direction of the employee. On September 1, 1998, the Company elected to match employee contributions to the 401(k) Investment Plan in an amount equal to one-third of the first 6% of an employee's contributions.

Alvin Murstein's 2001 Compensation

   The Board of Directors has set Alvin Murstein's total annual compensation at a level it believes to be competitive with the chief executive officers of similarly capitalized specialty finance companies. Alvin Murstein, in his capacity as Chief Executive Officer, is eligible to participate in the same executive compensation program available to the Company's other senior executives.

Compliance With Internal Revenue Code Section 162(M)

   Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer or either of its four other most highly compensated executive officers. However, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to structure its stock options grants to executive officers in a manner that complies with these performance-based requirements.

                              Board of Directors

                                Alvin Murstein
                                Andrew Murstein
                                Mario M. Cuomo
                              Frederick S. Hammer
                               Stanley Kreitman
                               David L. Rudnick
                                Alvin Murstein
                                 Benjamin Ward

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The members of the Compensation Committee are Messrs. Alvin Murstein, Stanley Kreitman, David L. Rudnick and Benjamin Ward. Mr. Alvin Murstein, Chairman and Chief Executive Officer of the Company, is a member of the Compensation Committee and is an "interested person" as such term is defined in
Section 2(a)(19) of the 1940 Act.

   Except for the transactions described under "Certain Transactions" on page 17, no interlocking relationships exist between the Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past. No member of the current Compensation Committee, except Alvin Murstein, was an officer or employee of the Company at any time during fiscal year 2001. No executive officer or director of the Company serves on the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                            STOCK PERFORMANCE GRAPH

   The Commission requires the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return (a) of a broad equity market index and (b) of a published industry index or peer group. The following graph commences as of May 23, 1996, the date of the Company's initial public offering, and compares the Company's Common Stock with the cumulative total return for the NASDAQ (U.S.) Index and the NASDAQ Financial Index. Furthermore, the following graph assumes the investment of $100 on May 29, 1996 in each of the Company's Common Stock, the stocks comprising the NASDAQ (U.S.) Index and the NASDAQ Financial Index and assumes dividends are reinvested.

                                    [CHART]
                            Cumulative Total Return

       Medallion Financial Corp.   Nasdaq Financial Index   Nasdaq (U.S.) Index
       -------------------------   ----------------------   -------------------
5/96            100.00                    100.00                  100.00
6/96            113.64                    100.19                   95.07
9/96            131.82                    108.58                   98.44
12/96           142.71                    120.62                  103.28
3/97            169.62                    125.84                   97.68
6/97            181.19                    146.79                  115.58
9/97            208.48                    170.99                  135.13
12/97           216.00                    184.27                  126.71
3/98            266.31                    195.27                  148.25
6/98            272.79                    190.27                  152.55
9/98            158.67                    158.08                  138.10
12/98           150.56                    178.29                  178.12
3/99            158.42                    176.47                  197.95
6/99            203.67                    197.80                  216.03
9/99            219.85                    171.65                  220.85
12/99           203.57                    177.40                  327.26
3/00            151.33                    160.94                  367.76
6/00            143.60                    146.38                  318.97
9/00            158.31                    177.87                  295.38
12/00           142.82                    189.41                  198.69
3/01            100.30                    174.66                  148.00
6/01            103.02                    195.61                  173.76
9/01             82.91                    187.32                  120.54
12/01            80.12                    195.77                  156.80

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The information contained in this report shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

   Audit Committees play a critical role in the financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. As such, we are providing this fiscal report to stockholders to help inform them of this process and the activities of the Audit Committee in the past year. The Audit Committee of the Board of Directors is composed of three non-management directors selected by the Board. All current members meet the experience and independence requirements of the National Association of Securities Dealers as required by Marketplace Rule 4350(d)(2). The Company has adopted an Audit Committee Charter, outlining the Audit Committee's role and responsibilities. The Board of Directors re-approved this charter on April 25, 2002.

   The Audit Committee of the Board of Directors of the Company serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company's standards of business conduct. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent accountants, Arthur Andersen LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

   In this context, the Audit Committee hereby reports as follows:

      1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles.

      2. The Audit Committee has discussed with the independent accountants and management the matters required to be discussed by SAS 61, as amended or supplemented.

      3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as amended or supplemented, and has discussed with the independent accountants the independent accountants' independence.

      4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

      5. The Audit Committee has considered whether the provision of non-audit related services by the independent accountants is compatible with maintaining the accountant's independence.

   The undersigned members of the Audit Committee have submitted this report to the Board of Directors.

                          Stanley Kreitman, Chairman
                          Frederick S. Hammer, Member
                             Benjamin Ward, Member

                        INDEPENDENT PUBLIC ACCOUNTANTS

   The Company selected Arthur Andersen LLP to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2001, perform audit related services and to act as a consultant in connection with various accounting and financial reporting matters.

   Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

   The Company is subject to Rule 32a-4 of the 1940 Act which provides that the Company is not required to seek stockholder approval of its recommendation or selection of an independent auditor for the current year if (i) the Company has an audit committee comprised of directors who are not "interested" as defined under the 1940 Act; (ii) the Company's Board of Directors has adopted an Audit Committee Charter; and (iii) the Company maintains and preserves permanently in an easily accessible place a copy of the Audit Committee Charter. The Company's Amended and Restated Bylaws provide that the selection of accountants shall be made in accordance with the provisions of the 1940 Act.

   In accordance with such rules and the Company's Audit Committee Charter, the Audit Committee has the right to select the accountants who will perform the audit. Under the charter, the Company may recommend an accountant but this recommendation is not binding and the sole discretion to select accountants to perform the audit lies with the Audit Committee. The Audit Committee has not selected an independent account to perform the audit for the fiscal year ending December 31, 2002.

   The fees for services provided by the independent accountant are as follows.

Audit Fees

   Fees for the audit of the Company's annual financial statements for the last fiscal year and for the review of the financial statements included in the Company's Form 10-Q for the last fiscal year were $682,000.

Audit Related Fees

   Fees for audit related services for the last fiscal year's annual audit were $132,400.

Financial Information Systems Design and Implementation Fees

   Fees for professional services by the accountant related to financial information systems design and implementation were $140,000.

All Other Fees

   Fees for services rendered by the accountant for services other than the services provided in the above paragraphs were $308,638.

                               OTHER INFORMATION

Section 16(A) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission, the NASDAQ National Market and the Company. Some directors and executive officers did not file timely reports required under Section 16(a). The late filings were inadvertent, and the required filings were made promptly after noting the failures to file. Marie Russo (Senior Vice President and Secretary) filed a Form 5 late reporting the acquisition of 500 shares in July 2001. Dean W. Ryan (Senior Vice President) filed a Form 5 late reporting the acquisition of 4 shares in January 2001, 2 shares in June 2001 and 2 shares in September 2001. James E. Jack (Chief Financial Officer and Executive Vice President) filed a Form 5 late reporting the acquisition of 500 shares in December 2001. Frederick S. Hammer (Director) filed a Form 5 late reporting the grant in May 2001 of an option to purchase 9,000 shares of Common Stock. Brian O'Leary (Chief Operating Officer and Chief Credit Officer) filed a Form 5 late reporting the grant in January 2001 of an option to purchase 16,667 shares of Common Stock. Based solely on a review of the written statements and copies of such reports furnished to the Company, except for the late disclosures discussed above, the Company believes that during fiscal 2001 all Section 16(a) filing requirements applicable to such persons were timely satisfied.

Miscellaneous

   Management does not know of any matters to be brought before the Annual Meeting other than as described in this proxy statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in their sole discretion on such matters.

                                   FORM 10-K

   The Company filed an Annual Report on Form 10-K for the year ended December 31, 2001 with the Commission on April 8, 2002. Stockholders may obtain a copy of this report, without charge, by writing to Marie Russo, Senior Vice President and Secretary, at the Company's principal offices located at 437 Madison Avenue, 38th Floor, New York, New York, 10022.

               DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

   In order for a stockholder proposal to be considered for inclusion in the Company's proxy statement for next year's annual meeting of stockholders, the written proposal must be received by the Company no later than January 3, 2003. Such proposal will also need to comply with the Commission regulations regarding the inclusion of stockholder proposal in Company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by the Company no later than January 3, 2003.

                                          By Order of the Board of Directors,

                                          /s/ Marie Russo
                                          Marie Russo,
                                          Secretary

   April 30, 2002

 THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                      APPENDIX A
                                                             (EDGAR FILING ONLY)


                            MEDALLION FINANCIAL CORP.
                   Amended and Restated 1996 Stock Option Plan
                   (amended and restated as of April 25, 2002)

         Amended and Restated 1996 Stock Option Plan, amended and restated as of April 25, 2002 (the "Plan"), is intended to encourage ownership of Common Stock, $0.01 par value (the "Stock") of Medallion Financial Corp. (the "Company") by officers and employees of the Company and its affiliates so as to provide additional incentives to promote the success of the Company and its affiliates through the grant of Incentive Stock Options and Nonstatutory Stock Options (collectively, as defined below, "Options").

         1.       Administration of the Plan.
                  --------------------------

         The Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee of the Board (the entity administering the Plan hereafter referred to as "Committee"). Within the limits of the Plan, the Committee shall determine the individuals to whom, and the times at which, Options shall be granted, the type of Option to be granted, the duration of each Option, the price and method of payment for each Option, and the time or times within which (during its term) all or portions of each Option may be exercised. The Committee may establish such rules as it deems necessary for the proper administration of the Plan, make such determinations and interpretations with respect to the Plan and Options granted under it as may be necessary or desirable and include such further provisions or conditions in Options granted under the Plan as it deems advisable. To the extent permitted by law, the Committee may delegate its authority under the Plan to other individuals; provided, however, that Options granted to any person subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") shall be granted by the Board or a committee of at least two members thereof, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act. In addition, to the degree that Options granted to any person are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), such Options shall be granted by at least two members of the Board who are "outside directors" within the meaning of Section 162(m) of the Code.

         2.       Shares Subject to the Plan.
                  --------------------------

                  (a) Number and Type of Shares. The aggregate number of shares of Stock of the Company which may be optioned under the Plan is 2,250,000 shares. In the event that the Committee in its discretion determines that any stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change affects the Stock such that adjustment is required in order to preserve the benefits or potential benefits of the Plan or any Option granted under the Plan, the maximum aggregate number and kind of shares or securities of the Company as to which Options may be granted under the Plan and as to which Options then outstanding shall be exercisable, and the option price of such Options, shall be appropriately adjusted by the Committee (whose determination shall be conclusive) so that the proportionate number of shares or other securities as to which Options may be granted and the proportionate interest of holders of outstanding Options shall be maintained as before the occurrence of such event.

                  (b) Effect of Certain Transactions. In the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, each holder of an outstanding Option shall be entitled to receive upon exercise and payment in accordance with the terms of the Option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of Stock purchasable under his Option; provided, however, that in lieu of the foregoing the Board of Directors of the Company (the "Board") may upon written notice to each holder of an outstanding Option provide that such Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Board may in its discretion accelerate or waive any deferred exercise period. Options granted under this Plan may contain such provisions as the Committee shall approve permitting part or all of such options to become exercisable without regard to any deferred exercise period in the event of a change of control of the Company, as defined by the Committee.

                  (c) Restoration of Shares. If any Option expires or is terminated unexercised or is forfeited for any reason, the shares subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for granting Options under the Plan, subject, however, in the case of Incentive Stock Options, to any requirements under the Code.

                  (d) Reservation of Shares. The Company shall at all times while the Plan is in force reserve such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         3.       Grant of Options; Eligible Persons.
                  ----------------------------------

                  (a) Types of Options. Options may be granted under the Plan either as incentive stock options ("Incentive Stock Options"), as defined in
Section 422 of the Code or as Options which do not meet the requirements of
Section 422 ("Nonstatutory Stock Options"). Options may be granted from time to time by the Committee, within the limits set forth in Sections 1 and 2 of the Plan, to all employees of the Company or of any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code); provided, however, that Options with respect to no more than 500,000 shares of Stock may be granted to any individual in any single calendar year.

                  (b) Date of Grant. The date of grant for each Option shall be the date on which it is approved by the Committee, or such later date as the Committee may specify. No Incentive Stock Options shall be granted hereunder after ten years from the date on which the Plan was approved by the Board.

                  (c) Automatic Awards. The Committee may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of an Option for up to the number of shares so delivered.

         4.       Form of Options.
                  ---------------

         Options granted hereunder shall be evidenced by a writing delivered to the optionee specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles. The form of such Options may vary among optionees.

         5.       Option Price.
                  ------------

         The price at which shares may from time to time be optioned shall be determined by the Committee, provided that such price shall not be less than the fair market value of the Stock on the date of granting as determined in good faith by the Committee; and provided further that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted an Incentive Stock Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless such option price is at least 110% of the fair market value of the Stock on the date of grant.

         To the extent permitted by law, the Committee may in its discretion permit the option price to be paid in whole or in part by a note or in installments or with shares of Stock of the Company or such other lawful consideration as the Committee may determine; provided, however, that to the degree the option price is paid through the delivery of Stock such Stock must be "mature" for purposes of generally accepted accounting principles, i.e., (i) held by the optionee free and clear for at least six months prior to the use thereof to pay part of an option price, (ii) purchased by the optionee on the open market, or (iii) meeting any other requirements for "mature" shares as may exist on the date of the use thereof to pay part of an option price.

         6.       Term of Option and Dates of Exercise.
                  ------------------------------------

                  (a) Exercisability. The Committee shall determine the term of all Options, the time or times that Options are exercisable and whether they are exercisable in installments, provided that the term of each Incentive Stock Option granted under the Plan shall not exceed a period of ten years from the date of its grant, and provided further that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted such Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless the term of his Incentive Stock Option does not exceed a period of five years from the date of its grant. In the absence of such determination, the Option shall be exercisable at any time or from time to time, in whole or in part, during a period of ten years from the date of its grant or, in the case of an Incentive Stock Option, the maximum term of such Option.

                  (b) Effect of Disability, Death or Termination of Employment. The Committee shall determine the effect on an Option of the disability, death, retirement or other termination of employment of an optionee and the extent to which, and the period during which, the optionee, the optionee's estate, legal representative, guardian, or beneficiary on death may exercise rights thereunder. Any beneficiary on death shall be designated by the optionee, in the manner determined by the Committee, to exercise rights of the optionee in the case of the optionee's death. In the event no beneficiary is designated or survives the optionee, the optionee's rights shall pass to the optionee's estate, to the degree so allowed by the Committee.

                  (c) Other Conditions. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

                  (d) Withholding. The optionee shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of any Options under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the exercise of the Option creating the tax obligation, valued at the fair market value of the Stock on the date of delivery to the Company as determined in good faith by the Committee. The Company and any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the optionee.

                  (c) Amendment of Options. The Committee may amend, modify or terminate any outstanding Option, including substituting therefor another Option of the same or different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the optionee's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the optionee.

         7.       Non-transferability.
                  -------------------

         Generally, an Option shall not be transferable, except by will or by the laws of descent and distribution, or, in the case of Nonstatutory Stock Options, to the extent consistent with qualifying for the exemption provided by Rule 16B-3 under the Exchange Act, pursuant to a qualified domestic relations order, and the Options shall be exercisable, during the holder's lifetime, only by him or her or such permitted transferee.

         8.       No Right to Employment.
                  ----------------------

         No persons shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving an optionee the right to continued employment. The Company expressly reserves the right at any time to dismiss an optionee free from any liability or claim under the Plan, except as specifically provided in the applicable Option.

         9.       No Rights as a Shareholder.
                  --------------------------

         Subject to the provisions of the applicable Option, no optionee or any person claiming through an optionee shall have any rights as a shareholder with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

         10.      Amendment or Termination.
                  ------------------------

         The Board may amend or terminate the Plan at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b) of the Exchange Act or
Section 162(m) of the Code, if compliance is so intended by the Committee.

         11.      Stockholder Approval.
                  --------------------

         The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of capital stock of the Company entitled to vote thereon and present or represented at a meeting duly held in accordance with the laws of the State of Delaware, or by any other action that would be given the same effect under the laws of such jurisdiction, which action in either case shall be taken within twelve (12) months from the date the Plan was adopted by the Board. In the event such approval is not obtained, all Options granted under the Plan shall be void and without effect.

         12.      Governing Law.
                  -------------

         The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware, without reference to the provisions of conflicts of law thereunder.

                                                                      APPENDIX B
                                                             (EDGAR FILING ONLY)

                            MEDALLION FINANCIAL CORP.

                 ANNUAL MEETING OF STOCKHOLDERS - June 11, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, having received notice of the meeting and the proxy statement, hereby appoints Andrew Murstein and Marie Russo, and each of them, as proxies for the undersigned, with full power of substitution to act and to vote all the shares of Common Stock of the Company held of record by the undersigned on April 19, 2002, at the annual meeting of stockholders to be held at the Harmonie Club, 4 East 60th Street, New York, NY 10022 on the 11th day of June, 2002, at 10:00 a.m., Eastern Standard Time, or any adjournment thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS (1) AND (2).

IMPORTANT - PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD AS SOON AS POSSIBLE.

                      Please date, sign and mail your proxy

                         card back as soon as possible!

                          Annual Meeting of Statements

                            MEDALLION FINANCIAL CORP.

                                  June 11, 2002

                                           Please Detach and Mail in the Envelope Provided
                    ...........................................................................................
------------------------------------------------------------------------------------------------------------------------------------

A [X] Please mark your votes
      as in this example.

                                     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.


1. Election of       FOR ALL       Withhold    Nominees: Alvin          2. To approve the amendment   FOR       AGAINST     ABSTAIN
   Directors        (except as       All                 Murstein          and restatement of the     [  ]       [  ]        [  ]
                    indicated        [  ]                Benjamin Ward     Amended and Restated
                      below)                                               1996 Stock Option Plan,
                      [  ]                                                 to increase the number
                                                                           of shares reserved for
                                                                           issuance thereunder from
                                                                           1,500,000 to 2,250,000.

(Except nominee(s) written below)


                                                                        In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

-----------------------------------------

                                                                              MARK HERE FOR ADDRESS   [  ]     MARK HERE        [  ]
                                                                              CHANGE AND NOTE AT               IF YOU PLAN
                                                                              LEFT                             TO ATTEND
                                                                                                               THE MEETING


Signature _________________________ Signature __________________________ Dated: ____________, 2002

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. FOR JOINT ACCOUNTS, EACH OWNER SHOULD SIGN. WHEN SIGNING AS EXECUTOR,
ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, ETC. PLEASE GIVE YOUR FULL TITLE.

------------------------------------------------------------------------------------------------------------------------------------



                                                                B-2